UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

Stock-Trak Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	005-80243	98-0338100
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 De Maisonneuve West, 2 Place Alexis Nihon Suite 1650 Montreal, Quebec, Canada	H3Z 3C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (514) 871-2222

Neutron Enterprises, Inc.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2008, we amended our Articles of Incorporation to change our name from “Neutron Enterprises, Inc.” to “Stock-Trak Group, Inc.” We effectuated the name change by merging our wholly-owned subsidiary, Stock-Trak Group, Inc., with and into Neutron Enterprises, Inc. Upon completion of the merger, the separate corporate existence of our subsidiary ended and our name was changed to Stock-Trak Group, Inc. In connection with the name change, our ticker symbol on the OTCBB has been changed from “NTRN” to “STKG”.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Text of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock-Trak Group, Inc.

Date: January 29, 2008

By: /s/ Mitchell Rosen
Mitchell Rosen
Executive Vice President and Chief Financial Officer